Exhibit 99.2

May 14, 2014 Q1 2014 Earnings Call Opexa Therapeutics, Inc. Opexa Therapeutics, Inc. Precision Immunotherapy TM Precision Immunotherapy TM

Forward-Looking Statements This earnings presentation contains forward-looking statements which are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements contained in this release, other than statements of historical fact, constitute “forward-looking statements.” The words “expects,” “believes,” “potential,” “possibly,” “estimates,” “may,” “could” and “intends,” as well as similar expressions, are intended to identify forward-looking statements. These forward-looking statements do not constitute guarantees of future performance. Investors are cautioned that statements which are not strictly historical statements, including, without limitation, statements regarding plans and objectives for product development (including for Tcelna (imilecleucel T)), constitute forward-looking statements. Such forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated. These risks and uncertainties include, without limitation, risks associated with the following: market conditions; our capital position; our ability to compete with larger, better financed pharmaceutical and biotechnology companies; new approaches to the treatment of our targeted diseases such as MS; our expectation of incurring continued losses; our uncertainty of developing a marketable product; our ability to raise additional capital to continue our development programs (including to undertake and complete any ongoing or further clinical studies for Tcelna or clinical studies related to our T-cell platform); our ability to maintain compliance with NASDAQ listing standards; the success of our clinical trials (including the Phase IIb trial for Tcelna in secondary progressive MS which, depending upon results, may determine whether Ares Trading SA (Merck), a wholly owned subsidiary of Merck Serono S.A., elects to exercise its option (Option) to acquire an exclusive, worldwide (excluding Japan) license of our Tcelna program for the treatment of MS); whether Merck exercises its Option and, if so, whether we receive any development or commercialization milestone payments or royalties from Merck pursuant to the Option; our dependence (if Merck exercises its Option) on the resources and abilities of Merck for the further development of Tcelna; the efficacy of Tcelna for any particular indication, such as for Relapsing Remitting MS or Secondary Progressive MS; our ability to develop and commercialize products; our ability to obtain required regulatory approvals; our compliance with all Food and Drug Administration regulations; our ability to obtain, maintain and protect intellectual property rights (including for Tcelna and future pipeline candidates); the risk of litigation regarding our intellectual property rights or the rights of third parties; the success of third party development and commercialization efforts with respect to products covered by intellectual property rights that we may license or transfer; our limited manufacturing capabilities; our dependence on third-party suppliers and manufacturers; our ability to hire and retain skilled personnel; our volatile stock price; and other risks detailed in our filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date made. We assume no obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any changes in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. You should, however, review additional disclosures we make in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q , and Current Reports on Form 8-K filed with the SEC. 2

Opexa’s Mission To lead the field of Precision ImmunotherapyTM by aligning the interests of patients, employees and shareholders. 3

Abili-T : Phase IIb clinical trial Enrollment Target Reached FDA Fast Track Designation Secondary Progressive MS patients only Status –Enrolment target reached: 180 patients Patients currently in screening process still eligible to enroll Design –Double-blind, 1:1 randomized, placebo-controlled –Trial fully enrolled at 180 patients –Approximately 35 clinical sites in USA and Canada –Two annual courses of personalized therapy Key Endpoints –Whole-brain atrophy –Sustained progression measured by EDSS –Time to sustained progression Timing −Top-line data expected mid-2016 4

5 Income Statement Q1 2014 Q1 2013 Option Revenue $0.35 MM $0.22 MM Research & Development $2.8 MM $1.6 MM General & Administrative $1.1 MM $1.1 MM Depreciation & Amortization $0.1 MM $0.1 MM Operating Loss $3.7 MM $2.6 MM Interest Expense - $1.6 MM Net Loss $3.7 MM $4.2 MM Basic and Diluted Loss per Share $(0.13) $(0.58)

6 Balance Sheet Highlights Mar 31, 2014 Dec 31, 2013 Assets: Cash & Cash Equivalents $19.7 MM $23.6MM Prepaids & Other Current Assets $ 1.6 MM $ 1.1 MM Property Plant & Equipment $ 1.3 MM $ 1.3 MM Other Long Term Assets $ 0.2 MM $ 0.2 MM Liabilities & Shareholders’ Equity: Accounts Payable $ 0.7 MM $ 0.7 MM Accrued Expenses $ 1.2 MM $ 1.2 MM Deferred Revenue, net of current portion $ 2.0 MM $ 2.3 MM Shareholders’ equity $17.4MM $20.6MM current & long-term 3.4 3.7

Investment Thesis T-cell platform company with Fast Track designation in SPMS Strong Intellectual property with 50 issued patents (domestic and international) Esteemed Scientific Advisory Board Precision Immunotherapy potentially optimizes benefit-risk profile Targeting an unmet medical need in a potentially substantial market Option Agreement with Merck Serono, a strong potential commercial partner Replacement value of Company is multiples of present market cap Attractive potential risk-reward profile for long term/value investors Goal-oriented management team focused on value creation 7